BALANCE SHEET (USD $)	Dec. 31, 2012	Dec. 31, 2011
ASSETS
Cash or cash equivalents	$ 4,204	$ 17,825
Deferred offering costs		12,000
Total current assets	4,204	29,825
Fixed assets	5,000
Total fixed assets	5,000
Total Assets	9,204	29,825
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses	8,485	13,241
Due to shareholder	188	188
Total Current Liabilities	8,673	13,429
Stockholders' Equity:
Common stock, par value $0.0001 per share, 120,000,000 shares authorized; 1,200,000 and 1,000,000 shares issued and outstanding, respectively	120	100
Additional paid-in capital	45,880	17,900
Earnings (Deficit) accumulated during development stage	(45,469)	(1,604)
Total stockholders' equity	531	16,396
Total Liabilities and Stockholders' Equity	$ 9,204	$ 29,825